                                                                    Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

                                       -----------------
Distribution Date:                     April 16, 2001                             Closing Date   October 19, 2000
                                       -----------------
Collection Period Begin Date:           March 1, 2001              Previous Distribution Date:  March 15, 2001
Collection Period End Date:            March 31, 2001     Previous Collection Period End Date:  February 28, 2001

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A. Initial Bond Characteristics             Cutoff                      Accrual
                                            Balance         Coupon     Calendar   Legal Final Maturity    CUSIP
---------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $230,000,000     6.745%    Actual/360           11/15/2001     03216TAA8
ii.                    Class A-2 Notes       240,000,000     6.700%       30/360            02/17/2003     03216TAB6
iii.                   Class A-3 Notes       315,000,000     6.670%       30/360            07/15/2004     03216TAC4
iv.                    Class A-4 Notes       103,640,000     6.760%       30/360            02/15/2005     03216TAD2
v.                       Class B Notes        28,510,000     7.080%       30/360            07/15/2005     03216TAE0
vi.                      Class C Notes        14,260,000     7.440%       30/360            02/15/2007     03216TAF7
---------------------------------------------------------------------------------------------------------------------

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B. Bond Balances                                   Balance as of          % of Original Balance     Unpaid Interest  Unpaid Interest
                                              03/15/01       04/16/01     03/15/01       04/16/01         03/15/01         04/16/01
------------------------------------------------------------------------------------------------------------------------------------
i.                     Class A-1 Notes      $ 71,260,162  $ 35,477,591    30.98%       15.43%                  -               -
ii.                    Class A-2 Notes       240,000,000   240,000,000   100.00%      100.00%                  -               -
iii.                   Class A-3 Notes       315,000,000   315,000,000   100.00%      100.00%                  -               -
iv.                    Class A-4 Notes       103,640,000   103,640,000   100.00%      100.00%                  -               -
v.                       Class B Notes        28,510,000    28,510,000   100.00%      100.00%                  -               -
vi.                      Class C Notes        14,260,000    14,260,000   100.00%      100.00%                  -               -
------------------------------------------------------------------------------------------------------------------------------------

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C. Reserve Account
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i.     Initial Reserve Deposit                           $7,128,117.29
ii.    Beginning of Period Reserve Balance                7,128,117.29
iii.   Specified Reserve Account Percent                          0.75% of Initial Pool Balance
iv.    Specified Reserve Account Floor                    7,128,117.29
v.     Specified Reserve Account Balance                  7,128,117.29
vi.    Reserve Account Release                                       -
vii.   Reserve Account Draws                                         -
viii.  Reserve Account Deposits                                      -
ix.    End of Period Reserve Balance                      7,128,117.29
x.     Specified Credit Enhancement Percent                       3.25%
xi.    Specified Credit Enhancement Floor                 7,128,117.29
---------------------------------------------------------------------------------------------------------------------

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D. Servicing
---------------------------------------------------------
I.     Servicing Fee Percentage                     1.00%
ii.    Beginning of Period Servicing Shortfall         -
iii.   End of Period Servicing Shortfall               -
---------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                             April 16, 2001                               Closing Date:  October 19, 2000
Collection Period Begin Date:                   March 1, 2001                 Previous Distribution Date:    March 15, 2001
Collection Period End Date:                    March 31, 2001        Previous Collection Period End Date: February 28, 2001

---------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics                     Initial Balance        Balance as of            Percent of Original as of
                                                    09/30/00      02/28/01          03/31/01    02/28/01          03/31/01
---------------------------------------------------------------------------------------------------------------------------
i.    Principal Balance                          $ 950,415,639     $798,021,030  $763,033,995     83.97%             80.28%
ii.   Number of Contracts                               73,293           67,455        65,668     92.03%             89.60%
iii.  Weighted Average Coupon (WAC)                       9.44%            9.45%         9.45%
iv.   Weighted Average Original Term                     61.40            61.65         61.70
v.    Weighted Average Remaining Term                    49.40            45.57         44.82
vi.   Weighted Average Seasoning                         12.00            16.08         16.88

----------------------------------------------------------------------------------------------------------------------------

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F. Portfolio Performance                   # of Contracts    % of Number of Contracts    Principal Balance   % of Principal Balance
                                         02/28/01  03/31/01   02/28/01     03/31/01     02/28/01    03/31/01    02/28/01  03/31/01
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i.    30-59 Days Delinquent                  644      596       0.95%        0.91%      $7,480,906  $6,719,816    0.94%      0.88%
ii.   60-89 Days Delinquent                  119      104       0.18%        0.16%       1,438,320   1,292,189    0.18%      0.17%
iii.  90-119 Days Delinquent                  41       36       0.06%        0.05%         478,586     358,867    0.06%      0.05%
iv.   120+ Days Delinquent                     -        -       0.00%        0.00%               -           -    0.00%      0.00%
v.    Repo In Inventory (Charged-off)         29       11       0.04%        0.02%         227,486     127,772    0.03%      0.02%
vi.   Repo In Inventory (Not Charged-Off)     31       39       0.05%        0.06%         479,001     614,564    0.06%      0.08%
vii.  Gross Charge-Offs in Period             48       59       0.07%        0.09%         414,354     571,964    0.05%      0.07%
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                            $            % of Original Balance
                                          02/28/01    03/31/01   02/28/01      03/31/01
----------------------------------------------------------------------------------------------------------
i.    Gross Charge-Offs In Period       $  414,354   $  571,964    0.044%    0.060%
ii.   Cumulative Gross Charge-Offs       1,290,161    1,862,125    0.136%    0.196%
iii.  Net Losses In Period                 262,085      392,863    0.028%    0.041%
iv.   Cumulative Net Losses              1,134,215    1,527,078    0.119%    0.161%
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
H. Pool Collections
------------------------------------------------------------------------
i.    Borrower Interest Collections                      $ 6,185,435.56
ii.   Borrower Principal Collections                      34,015,950.48
iii.  Net Liquidation Proceeds                               370,859.77
iv.   Recoveries                                             179,100.96
v.    Repurchase Amounts (Interest)                              227.78
vi.   Repurchase Amounts (Principal)                          28,260.56
vii.  Total Interest Collections                           6,185,663.34
viii. Total Principal Collections                         34,594,171.77
------------------------------------------------------------------------

------------------------------------------------------------------------
I. Pool Balance Reconciliation
------------------------------------------------------------------------
i.   Beginning Pool Balance                             $798,021,029.96
ii.  Pool Balance Reductions from Principal Collections   34,415,070.81
iii. Gross Charge-Offs In Period                             571,963.99
iv.  Ending Pool Balance                                 763,033,995.16
------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date                         April 16, 2001                               Closing Date      October 19, 2000
Collection Period Begin Date:              March 1, 2001                Previous Distribution Date:        March 15, 2001
Collection Period End Date:               March 31, 2001        Previous Collection Period End Date     February 28, 2001

------------------------------------------------------------------------------
J. Total Available
------------------------------------------------------------------------------
i.   Total Pool Collections                                     $40,779,835.11
ii   Reinvestment Income from Reserve Account                        26,332.06
          Reserve Account Balance               $ 7,128,117.29
          Specified Reserve Account Amount        7,128,117.29
                                                ==============
iii. Reserve Account Release                              0.00            0.00
iv.  Collected Funds                                             40,806,167.17
------------------------------------------------------------------------------

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K. Waterfall
                                                                                                             Reserve
                                                                            Amount Available    Reserve      Account         Amount
                                            Calculation Steps   Amount Due  for Distribution    Balance       Draw            Paid
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        Servicing Fee                         $   665,017.52
        Previous Servicing Fee Shortfall                0.00
                                              ==============
i.    Total Servicing Fee                         665,017.52   $  665,017.52  $40,806,167.17  $7,128,117.29    $0.00   $  665,017.52

ii.   Class A Notes Interest Distribution                       4,101,957.93   40,141,149.65   7,128,117.29     0.00    4,101,957.93

        Class A Notes Balance                 729,900,161.84
        Pool Balance                          763,033,995.16
                                              ==============
iii.  First Priority Principal Distribution             0.00            0.00  36,039,191.72   7,128,117.29      0.00            0.00

iv.   Class B Notes Interest Distribution                         168,209.00  36,039,191.72   7,128,117.29      0.00      168,209.00

        Class A and B Notes Balance           758,410,161.84
        Pool Balance                          763,033,995.16
                                              ==============
v.    Second Priority Principal Distribution            0.00            0.00  35,870,982.72   7,128,117.29      0.00           0.00

vi.   Class C Notes Interest Distribution                          88,412.00  35,870,982.72   7,128,117.29      0.00      88,412.00
vii.  Reserve Fund Deposit                                              0.00  35,782,570.72                                    0.00

        Outstanding Money Market Securities    71,260,161.84
        Total Notes Balance                   772,670,161.84
        Specified Credit Enhancement Amount    24,798,604.84
        Specified Reserve Account Amount        7,128,117.29
                                              --------------
        Specified Overcollateralization
          Amount                               17,670,487.55
        Target Securities Balance             745,363,507.61
                                              ==============
viii. Regular Principal Distribution           71,260,161.84    71,260,161.84  35,782,570.72                           35,782,570.72

ix.   Release to Seller                                                 0.00           0.00   7,128,117.29                     0.00
-----------------------------------------------------------------------------------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                       April 16, 2001                                 Closing Date     October 19, 2000
Collection Period Begin Date:            March 1, 2001                   Previous Distribution Date:       March 15, 2001
Collection Period End Date:              March 31, 2001         Previous Collection Period End Date     February 28, 2001

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L. Bond Interest Distributions                                                 Accrued
                                          Number of               Previous   Interest on  Total Bond     Total Bond
                                           Days in    Current     Interest     Interest    Interest       Interest      Interest
                                Coupon     Period     Interest   Shortfall    Shortfall       Due           Paid        Shortfall
---------------------------------------------------------------------------------------------------------------------------------
      Total Class A Notes                           $4,101,957.93   $     -     $      -  $4,101,957.93  $4,101,957.93     $    -
      Class A-1 Notes             6.745%       32      427,244.26         -            -     427,244.26     427,244.26
      Class A-2 Notes              6.70%       30    1,340,000.00         -            -   1,340,000.00   1,340,000.00          -
      Class A-3 Notes              6.67%       30    1,750,875.00         -            -   1,750,875.00   1,750,875.00          -
      Class A-4 Notes              6.76%       30      583,838.67         -            -     583,838.67     583,838.67          -
      Class B Notes                7.08%       30      168,209.00         -            -     168,209.00     168,209.00          -
      Class C Notes                7.44%       30       88,412.00         -            -      88,412.00      88,412.00          -
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
M. Bond Principal Distributions
-------------------------------------------------------------
      First Priority Principal Distribution    $            -
      Second Priority Principal Distribution                -
      Regular Principal Distribution            35,782,570.72
                                               ==============
      Total Principal Distribution              35,782,570.72

      Class A-1 Notes Principal Distribution    35,782,570.72
      Class A-2 Notes Principal Distribution                -
      Class A-3 Notes Principal Distribution                -
      Class A-4 Notes Principal Distribution                -
      Class B Notes Principal Distribution                  -
      Class C Notes Principal Distribution                  -
-------------------------------------------------------------